POWER OF ATTORNEY


   Each of the undersigned, being a director or officer, or both, of GAYLORD CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin
   A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Form S-8 Registration Statement covering the offering of Class A Common Stock pursuant to the Gaylord Container Corporation Employee Stock Option Plan and to file same, together will all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.


   Signature                           Title
   ---------                           -----

   ---------------------------         Chairman, Chief Executive Officer
    Marvin A. Pomerantz                and Director


   ---------------------------         Executive Vice President
   Daniel P. Casey                     (Principal Financial Officer)


   ---------------------------         Vice President-Corporate Controller
   Jeffrey B. Park                     (Principal Accounting Officer)


   /s/ Frank E. Babb                   Director
   ----------------------------
   Frank E. Babb


                                       Director
   ----------------------------
   Norman H. Brown, Jr.


   /s/ Harve A. Ferrill                Director
   ----------------------------
   Harve A. Ferrill


   /s/ John E. Goodenow                Director
   ----------------------------
   John E. Goodenow

   Signature                           Title
   ---------                           -----


   /s/ David B. Hawkins                Director
   ----------------------------
   David B. Hawkins


   /s/ John Hawkinson                  Director
   ----------------------------
   John Hawkinson


                                       Director
   ----------------------------
   Warren J. Hayford


   /s/ Richard S. Levitt               Director
   ----------------------------
   Richard S. Levitt


                                       Director
   ----------------------------
   Ralph L. MacDonald, Jr.


   /s/ Thomas H. Stoner                Director
   ----------------------------
   Thomas H. Stoner